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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1
                          -----------------------------

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
               UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED,
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                     TRUSTEE PURSUANT TO SECTION 305(b)(2)__
                  --------------------------------------------

                                    NBD BANK
               (Exact name of Trustee as specified in its charter)


 611 WOODWARD AVENUE
  DETROIT, MICHIGAN                 48226                        38-0864715
(Address of principal             (Zip Code)                  (I.R.S. Employer
executive offices)                                           Identification No.)



                         AMERICAN GREETINGS CORPORATION
               (Exact name of obligor as specified in its charter)


                   OHIO                                         34-0065325
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

          ONE AMERICAN ROAD
           CLEVELAND, OHIO                                           44144
(Address of principal executive offices)                          (Zip Code)



                                 DEBT SECURITIES
                         (Title of Indenture Securities)






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ITEM 1            GENERAL INFORMATION.  Furnish the following information as to the Trustee:

                              (A) NAME AND ADDRESS OF EACH EXAMINING OR
                        SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT:

                        State of Michigan Financial Institutions Bureau, Lansing, MI Federal Reserve Bank of Chicago, Chicago, Illinois Federal Deposit Insurance Corporation, Washington, D.C.

                        (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS. The Trustee is authorized to exercise corporate trust powers.

ITEM 2                     AFFILIATIONS WITH THE OBLIGOR.
                           IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION. The obligor is not an affiliate of the Trustee.

ITEM 3            VOTING SECURITIES OF THE TRUSTEE.

                  The following information is furnished as to each class of voting securities of the Trustee:


                                               As of  March 27, 1998
            ---------------------------------------------------------------------------------------------
                                    Column A                                    Column B
            ---------------------------------------------------------------------------------------------
                                    Title of Class                              Amount Outstanding
            ---------------------------------------------------------------------------------------------
                           Common Stock, par value $12.50 per share             8,948,648 shares

ITEM 4            TRUSTEESHIPS UNDER OTHER INDENTURES
                  None


ITEM 5 THROUGH ITEM 15         Not applicable

ITEM 16           LIST OF EXHIBITS:

                        EXHIBIT (1) A COPY OF THE ARTICLES OF INCORPORATION OF
                  THE TRUSTEE NOW IN EFFECT

                              Incorporated by reference to Exhibit (1) to Item
                        16 of Form T-1 filed as Exhibit 25 to Registration Statement, Securities and Exchange Commission, Registration No. 33-51775.*

                        EXHIBIT (2) CERTIFICATE OF AUTHORITY OF THE TRUSTEE TO
                  COMMENCE BUSINESS

                              Incorporated by reference to Exhibit (2) to Item
                        16 of Form T-1 filed with Amendment No. 1, Securities and Exchange Commission, Registration No. 22-4501.*

                        EXHIBIT (3) AUTHORIZATION OF THE TRUSTEE TO EXERCISE
                  CORPORATE TRUST POWERS Incorporated by reference to Exhibit
                  (3) to Item 16 of Form T-1 filed with Amendment No. 1, Securities and Exchange Commission, Registration No. 22-4501.*

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                  EXHIBIT (4) BY-LAWS OF THE TRUSTEE, AS PRESENTLY IN EFFECT

                           Incorporated by reference to Exhibit (4) to Item 16
                  of Form T-1 filed as Exhibit 25 to Registration Statement, Securities and Exchange Commission, Registration No. 33-51775.*

                  EXHIBIT (5)       Not Applicable.

                        EXHIBIT (6) CONSENT BY THE TRUSTEE REQUIRED BY SECTION
                  321 (B) OF THE ACT.

                        Incorporated by reference to Exhibit (6) to Item 16 of
                  Form T-1, filed with Amendment No. 1, Securities and Exchange Commission, Registration No. 22-4501.*

                              EXHIBIT (7) A COPY OF THE LATEST REPORT OF
                        CONDITION OF THE TRUSTEE PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.

                  EXHIBIT (8)       Not applicable.

                  EXHIBIT (9)       Not applicable.

* Exhibits thus designated are incorporated herein by reference Exhibits bearing identical numbers in Item 16 of the Form T-1 filed by the Trustee with the Securities and Exchange Commission with the specific references noted.



                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, NBD Bank, a Michigan banking corporation organized and existing under the laws of the State of Michigan, has duly caused this Statement of Eligibility and Qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Detroit, State of Michigan on the 20th day of May, 1998.


                                           NBD BANK, Trustee

                                           By:       /s/ J. Michael Banas
                                              ----------------------------------
                                                    J. Michael Banas
                                                    Vice President

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